SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 6, 2004



                               GRAPHON CORPORATION
             (Exact name of Registrant as specified in its charter)



            Delaware               0-21683              13-3899021
           (State of        (Commission File No.)      IRS Employer
         incorporation)                            Identification Number)



               105 Cochrane Circle, Morgan Hill, California 95037
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466



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Item 5.  Other Events

      GraphOn Corporation (the "Company") previously announced on February 2, 2004 that it had sold 5,000,000 shares of common stock, par value $.0001 per share, of the Company ("Common Stock") and 5-year warrants to purchase 2,500,000 shares of Common Stock at an exercise price of $0.33 per share in a private offering (the "Offering") for a total of $1,150,000. The Company intends to use the proceeds from the Offering for working capital and general corporate purposes. The documents relating to the Offering are being furnished as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

Exhibit No.    Description

    99.1       Unit Subscription Agreement
    99.2       Form of Common Stock Purchase Warrant
    99.3       Form of Investor Rights Agreement






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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 6, 2004                   GRAPHON CORPORATION
                                          (Registrant)

                                    By:   /s/William Swain
                                          -----------------------
                                          William Swain
                                          Chief Financial Officer